                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                January 22, 2002
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      0-15190                 13-3159796
(State or other jurisdiction of        (Commission            (I.R.S. Employer
        incorporation)                File Number)           Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    (Address of principal executive offices)



                                 (631) 962-2000
              (Registrant's telephone number, including area code)


                                       N/A
                        (Former name or former address,
                         if changed since last report.)

ITEM 5.  OTHER EVENTS

         On January 22, 2002, OSI Pharmaceuticals, Inc., a Delaware corporation ("OSI") announced a reorganization of its senior research and development management team following the recent acquisition of the oncology assets of Gilead Sciences, Inc. On January 22, 2002, OSI also announced that Nicholas G. Bacopoulos, Ph.D., former President and Head of Research and Development, has accepted the post of Chief Executive Officer of Aton Pharma, Inc., a New York based, privately held company. Details regarding the new research and management team are contained in OSI's press release, dated January 22, 2002, which is attached as Exhibit 99 and incorporated herein by reference.


ITEM 7.  EXHIBITS

     EXHIBIT NO.                      DESCRIPTION
     -----------                      -----------
         99             Press release, dated January 22, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On January 7, 2002, OSI filed a Form 8-K with respect to the acquisition of certain oncology assets from Gilead Sciences, Inc. ("Gilead") in December 2001. Set forth below is unaudited pro forma financial information with respect to the acquisition which is disclosed in a preliminary offering memorandum describing OSI's offer of Convertible Subordinated Notes to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         On December 21, 2001, we acquired certain assets from Gilead. The assets purchased by us include: (a) a pipeline of three clinical oncology candidates, (b) certain related intellectual property, and (c) rights to Gilead's leased facilities located in Boulder, Colorado, as well as leasehold improvements and certain fixed assets. In connection with the acquisition, we have retained 121 Gilead employees.

         In consideration for such assets, we paid Gilead $130 million in cash and issued to Gilead 924,984 shares of common stock, valued at $40 million as of the closing date of the transaction. We would also be obligated to pay to Gilead up to an additional $30 million in either cash or common stock or a combination of cash or common stock, at our option, upon the achievement of certain milestones related to the development of OSI-211, the most advanced of Gilead's oncology product candidates acquired by us. Additionally, we have assumed Gilead's royalty and milestone obligations to third parties in connection with the oncology candidates acquired.

         The following unaudited pro forma condensed combined statement of operations give effect to the acquisition of the Gilead oncology assets as if such acquisition occurred on October 1, 2000. The condensed combined pro forma statements are derived from the audited consolidated financial statements of OSI for the fiscal year ended September 30, 2001 and the unaudited financial statements of the Gilead oncology assets for the 12-month period ended September 30, 2001. The purchase method of accounting for the acquisition of a business was used in preparation of the pro forma condensed combined statements. In July 2001, the Financial Accounting Board issued SFAS No. 142, "Goodwill and Other Intangible Assets," which requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 is effective for acquisitions and other intangibles acquired on or after July 1, 2001. We will adopt the applicable provisions of SFAS No. 142 for the accounting of the acquisition of the Gilead oncology assets, which occurred after July 1, 2001. For the purpose of the pro forma condensed combined statements, the applicable provisions of SFAS No. 142 have been applied to the accounting of the Gilead oncology assets. As such, no goodwill amortization expense has been recorded.

         The pro forma statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of the Gilead oncology assets been consummated on the dates assumed and are not necessarily indicative of our future operating results or financial position.

                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
                              OF OPERATIONS DATA(b)


                                                                         TWELVE MONTHS ENDED SEPTEMBER 30, 2001
                                                    --------------------------------------------------------------------------------
                                                                             GILEAD                                     PRO FORMA
                                                        OSI(a)              ONCOLOGY              PRO FORMA              COMBINED
                                                                             ASSETS              ADJUSTMENTS             RESULTS
                                                    --------------------------------------------------------------------------------
Revenues ......................................     $  26,021,916        $          --        $          --           $  26,021,916
                                                    -------------        -------------        -------------           -------------

Expenses:
Research & development ........................        56,038,070           25,676,448              574,202(c)           82,288,720
Production and service costs ..................           262,080                   --                   --                 262,080
Selling, general & administrative .............        15,770,805            5,412,838              152,636(c)           21,336,279
Amortization of intangibles ...................           741,910                   --                   --                 741,910
                                                    -------------        -------------        -------------           -------------
                                                       72,812,865           31,089,286              726,838             104,628,989
                                                    -------------        -------------        -------------           -------------
Loss from operations ..........................     $ (46,790,949)       $ (31,089,286)       $    (726,838)          $ (78,607,073)
                                                    -------------        -------------        -------------           -------------
Interest and other income (expense) ...........        25,660,515                   --           (7,507,232)(d)          18,153,283
Loss before cumulative effect of change
   in accounting policy .......................     $ (21,130,434)       $ (31,089,286)       $  (8,234,070)          $ (60,453,790)
                                                    =============        =============        =============           =============
Basic and diluted loss per share before
   cumulative effect of accounting change .....     $       (0.62)                 N/A                  N/A           $       (1.74)
                                                    =============        =============        =============           =============

Basic and diluted weighted average
number of shares of common stock
outstanding ...................................        33,851,735                   --              924,984(e)           34,776,719
                                                    =============        =============        =============           =============

                 SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED
                               BALANCE SHEET DATA

         The following selected balance sheet data as of September 30, 2001 are derived from the audited consolidated financial statements of OSI and from the unaudited financial statements of the Gilead oncology assets.

         The balance sheet data are presented:

         -        on an actual basis, and

         - on a pro forma basis assuming the acquisition of the Gilead oncology assets had occurred on September 30, 2001.

         With assistance from a third party valuation firm, we have estimated that the purchase price for the Gilead oncology assets exceeded the fair value of the net tangible assets acquired by approximately $166 million. We have preliminarily allocated approximately $130 million and $36 million of this excess to in-process research and development and goodwill, respectively. The unaudited pro forma condensed combined balance sheet data includes a reduction in stockholders' equity as a result of the charge for in-process research and development. The unaudited pro forma financial information reflects adjustments which are based upon preliminary estimates of the allocation of the purchase price to the acquired Gilead oncology assets. The final allocation of the purchase price, which may be significantly different from the current estimate, will be based upon appraisals prepared by a third-party valuation firm and a comprehensive final evaluation of the fair value of the acquired intangible and tangible assets and in-process research and development as of the closing date of the acquisition. The final determination of tangible and intangible assets may result in depreciation and amortization expenses that are different than the preliminary estimates of these amounts.

                                                                           AS OF SEPTEMBER 30, 2001
                                                                                   UNAUDITED
                                                                     -------------------------------------
                                                                                             PRO FORMA
                                                                        OSI(a)               COMBINED
                                                                     ------------       ------------------
             Cash, cash equivalents, investment securities
                and restricted investment securities .........       $551,478,461       $416,535,961(f)
             Total assets ....................................        591,689,187        503,666,787(g)
             Long-term liabilities ...........................         14,060,528         14,241,093(h)
             Stockholders' equity ............................        549,832,346        459,632,346(b)(e)

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(a) The fiscal 2001 consolidated financial statements include a cumulative effect of the change in accounting principle of $2.6 million relating to the adoption of SAB No. 101; the acquisition of certain assets from British Biotech for $13.9 million; $25 million in upfront fees received upon the execution of collaboration agreements with Genentech, Inc. and Roche; net proceeds of approximately $404 million from a public offering of common stock in November 2000; the sale of newly-issued shares of common stock to Genentech and Roche for an aggregate purchase price of $35 million each and a charge to operations of $5.1 million for the estimated cost of closing our Tarrytown, New York and Birmingham, England facilities.

(b) The estimated charge to earnings of $130.2 million resulting from purchased in-process research and development costs has been reflected as a reduction of stockholders' equity in the pro forma balance sheet as of September 30, 2001. This same charge has been excluded from the pro forma statement of operations for the 12 months ended September 30, 2001 since the charge is non-recurring and directly related to the acquisition.

         A third-party valuation firm was used to assess and value the purchased in-process research and development from the acquisition. The value was determined by estimating the projected net cash flows related to products under development based upon future revenues to be earned upon commercialization of such products. These cash flows were discounted back to their net present value. The resulting projected net cash flows from such projects were based on management's estimates of revenues and operating profits related to such products.

(c) Represents additional depreciation expense totaling ($727,000) relating to the mark-up to fair value of the fixed assets acquired. The depreciation expense is allocated to research and development expense ($574,202) and to selling, general and administrative expense ($152,636).

(d) Represents a reduction of interest income as a result of the cash payment of approximately $134.9 million relating to the acquisition of the Gilead oncology assets and the net decrease in cash related to the operations of the Gilead oncology assets, which is assumed to have occurred evenly over the 12 month period.

(e) Reflects shares issued to Gilead valued at $40 million as part of the purchase price for the acquisition of the Gilead oncology assets.

(f) Reflects the cash payment of $134.9 million related to the acquisition of the Gilead oncology assets.

(g) Reflects (f) and the fair value of the assets acquired resulting from the allocation of the purchase price. This preliminary purchase price allocation was determined with assistance from a valuation performed by a third-party valuation firm. The preliminary purchase price and purchase-price allocation of the acquisition are as follows:

             Purchase Price Paid
                Cash, including estimated transaction expenses......................         $134,942,500
                Common Stock........................................................           40,000,000
                                                                                             ------------
                                                                                             $174,942,500

             Purchase Price allocation
                In-process research and development ................................         $130,200,000
                Notes receivable ...................................................              622,500
                Other assets .......................................................               41,000
                Fixed assets .......................................................           10,528,700
                Liabilities assumed ................................................           (2,177,600)
                                                                                             ------------
                Total allocation....................................................         $139,214,600

             Excess purchase price over identifiable assets
                and liabilities.....................................................         $ 35,727,900
                                                                                             ============

(h) Reflects the estimated fair value of long-term liabilities acquired resulting from the allocation of the purchase price.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 25, 2002                 OSI PHARMACEUTICALS, INC.


                                   By: /s/ Robert L. Van Nostrand
                                       -----------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)

                                  EXHIBIT INDEX

     EXHIBIT NO.                      DESCRIPTION
     -----------                      -----------
         99             Press release, dated January 22, 2002.




                                       1